                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ David L. Boren
                                           --------------------
                                           David L. Boren, Director
                                           Date: 3-2-98
                                                --------------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ Joseph M. Farley
                                           --------------------
                                           Joseph M. Farley, Director
                                           Date: March 2, 1998
                                                --------------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ Louis T. Hagopian
                                           ---------------------
                                           Louis T. Hagopian, Director
                                           Date: 3-2-98
                                                --------------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Officer and Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ C.B. Hudson
                                           --------------------
                                           C. B. Hudson, Chairman-Insurance
                                           Operations and Director (Principal
                                           Financial Officer) Chief Executive
                                           Officer
                                           Date: 3-2-98
                                                --------------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ Joseph L. Lanier, Jr.
                                           -------------------------
                                           Joseph L. Lanier, Jr., Director
                                           Date: 3-2-98
                                                --------------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ Harold T. McCormick
                                           ----------------------
                                           Harold T. McCormick, Director
                                           Date: 3 March 1998
                                                --------------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ George J. Records
                                           ----------------------
                                           George J. Records, Director
                                           Date: 2 Mar '98
                                                --------------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Officer and Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ R. K. Richey
                                           --------------------
                                           R. K. Richey, Director, Chairman
                                           and Chief Executive Officer
                                           Date: 3-2-98
                                                --------------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Officer of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchinson, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Security Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the part of or in conjunction with the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below in his name.


                                           /s/ Gary L. Coleman
                                           --------------------
                                           Gary L. Coleman, Vice President
                                            & Chief Accounting Officer
                                           Date: 3-2-98
                                                --------------